UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 19, 2018

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, the Board of Directors (the “PNW Board”) of Pinnacle West Capital Corporation ("Pinnacle West") expanded the number of Directors on the PNW Board by one and elected Mr. James E. Trevathan, Jr. as a Director.  Mr. Trevathan’s initial term will extend until the Pinnacle West 2019 Annual Meeting of Shareholders in May 2019 (“2019 Annual Meeting of Shareholders”).  The Board of Directors (the “APS Board”) of Arizona Public Service Company (“APS”), the principal subsidiary of Pinnacle West, also elected Mr. Trevathan to the APS Board.  The PNW Board expects to designate committee assignments for Mr. Trevathan at a future meeting.  Mr. Trevathan will participate in the compensation arrangements for non-employee directors described on page 101 of the Pinnacle West Proxy Statement for its Annual Meeting of Shareholders held on May 16, 2018, except the annual retainer and equity grant will be prorated to reflect his service from the date of his election until the 2019 Annual Meeting of Shareholders.

Item 7.01 Regulation FD Disclosure.

On December 19, 2018, the APS Board appointed Jeffrey B. Guldner as President, effective immediately.  Donald E. Brandt continues as Chairman of the Board and Chief Executive Officer of APS. A copy of a press release regarding the appointment of Mr. Guldner is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Press Release Regarding Appointment of Jeffrey B. Guldner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: December 20, 2018	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: December 20, 2018	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer